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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

                        ____________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) June 16, 2000
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                                                       (June 9, 2000)

                              ACTIVISION, INC.
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             (Exact Name of Registrant as Specified in Charter)


            Delaware                   0-12699               94-2606438
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  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)           File Number)         Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                 90405
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       (Address of Principal Executive Offices)              (Zip Code)

      Registrant's telephone number, including area code (310) 255-2000
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

          Effective on June 9, 2000, Activision, Inc., a Delaware corporation (the "Company"), reorganized into a holding company form of organizational structure, whereby Activision Holdings, Inc., a Delaware corporation ("Activision Holdings"), became the holding company. The new holding company organizational structure will allow Activision Holdings to manage its entire organization more effectively and broadens the alternatives for future financing.

          The holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the "Merger"), which provides for the formation of a holding company structure without a vote of the stockholders of the constituent corporations. In the Merger, ATVI Merger Sub, Inc., a Delaware corporation (the "Merger Sub"), merged with and into the Company, with the Company as the surviving corporation (the "Surviving Corporation"). Prior to the Merger, Activision Holdings was a direct, wholly-owned subsidiary of the Company, and Merger Sub was a direct, wholly owned subsidiary of Activision Holdings and was organized for the purpose of implementing the holding company organizational structure. Pursuant to the Merger, (i) each issued and outstanding share of common stock, $.000001 par value per share, of the Company (including treasury shares) was converted into one share of common stock, $.000001 par value per share of Activision Holdings, (ii) each issued and outstanding share of Merger Sub was converted into one share of the Surviving Corporation's common stock, and Merger Sub's corporate existence ceased and (iii) all of the issued and outstanding shares of Activision Holdings owned by the Company were automatically canceled and retired. As a result of the Merger, the Company became a direct, wholly owned subsidiary of Activision Holdings.

          Immediately following the Merger, the Company changed its name to Activision Publishing, Inc. and Activision Holdings changed its name to Activision, Inc. Activision Holdings common stock will trade on The Nasdaq National Market under the ticker symbol ATVI.

          The conversion of shares of the Company's common stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding common stock of the Company are deemed to represent the same number of shares of common stock of Activision Holdings. The change to the holding company structure was tax free for federal income tax purposes for stockholders.

          A copy of the press release further describing the transaction is attached hereto as Exhibit 99.1.

          The Company hereby incorporates by reference the Agreement and Plan of Merger attached hereto as Exhibit 2.4, Amended and Restated Certificate of Incorporation of Activision Holdings dated as of June 1, 2000 attached hereto as Exhibit 2.5, Amended and Restated By-laws of Activision Holdings attached hereto as Exhibit 2.6, Certificate of Amendment of Amended and Restated Certificate of Incorporation of Activision Holdings dated as of June 9, 2000 attached hereto as Exhibit 2.7, and the press release attached hereto as
Exhibit 99.1, each made a part hereof, into this Item 5.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c)  The following Exhibits are filed as part of this report:


          EXHIBIT NO.    DESCRIPTION

          2.4 Agreement and Plan of Merger dated as of June 9, 2000 among Activision, Inc., Activision Holdings, Inc. and ATVI Merger Sub, Inc.

          2.5 Amended and Restated Certificate of Incorporation of Activision Holdings dated as of June 1, 2000.

          2.6            Amended and Restated By-Laws of Activision Holdings.

          2.7 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Activision Holdings dated as of June 9, 2000.

          99.1 Press release issued by the Company on June 16, 2000.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACTIVISION, INC.



                              By: /s/ Brian G. Kelly
                                 _______________________________
                                   Name: Brian G. Kelly
                                   Title:   Co-Chairman

Dated: June 16, 2000


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                                EXHIBIT INDEX



EXHIBIT NO.                   DESCRIPTION

     2.4 Agreement and Plan of Merger dated as of June 9, 2000 among Activision, Inc., Activision Holdings, Inc. and ATVI Merger Sub, Inc.

     2.5 Amended and Restated Certificate of Incorporation of Activision Holdings dated as of June 1, 2000.

     2.6            Amended and Restated By-Laws of Activision Holdings.

     2.7 Certificate of Amendment of Amended and Restated Certificate of Incorporation of Activision Holdings dated as of June 9, 2000.

     99.1           Press release issued by the Company on June 16, 2000.